                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) 17 February 2004
                                                         ----------------




                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                         1-4534                23-1274455
----------------------------    -----------------------   --------------------
(State or other jurisdiction    (Commission file number)  (IRS Employer
  of incorporation)                                         Identification No.)


7201 Hamilton Boulevard, Allentown, Pennsylvania              18195-1501
------------------------------------------------              ----------
   (Address of principal executive offices)                   (Zip Code)


                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)




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Item 5.  Other Events and Required FD Disclosure.
-------------------------------------------------

Paul E. Huck has been elected as Vice President and Chief Financial Officer effective February 17, 2004. See Exhibit 99.1 for the press release announcing this election.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

(c)      Exhibits
99.1     Press release dated February 17, 2004



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Air Products and Chemicals, Inc.
                                    --------------------------------
                                    (Registrant)



Dated: 18 February 2004        By:              /s/ Paul E. Huck
                                    --------------------------------------------
                                                Paul E. Huck
                                     Vice President and Chief Financial Officer















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                                  EXHIBIT INDEX


99.1 Press release issued by Air Products and Chemicals, Inc. on 17 February 2004, announcing the election of Paul E. Huck as Vice President and Chief Financial Officer.
















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